UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):January 2, 2008

COMMERCE PLANET, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

UTAH	333-34308	87-052057
(State or Other Jurisdiction ofIncorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South La Patera Lane, Suite 8
Goleta, California 93117
(Address of Principal Executive Offices)

(805) 964-9126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective January 2, 2008, the Audit Committee of the Board of Directors of Commerce Planet, Inc. (the "Company") dismissed Jaspers + Hall, PC ("J&H") as the Company's independent registered public accounting firm. Additionally, effective January 2, 2008, the Audit Committee of the Board of Directors of the Company appointed Marcum & Kliegman LLP (“M&K”) as the Company's independent registered public accounting firm.

The reports of J&H on the Company's financial statements for each of the two most recent fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2006 and 2005 and through January 2, 2008, there were no disagreements with J&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to J&H's satisfaction, would have caused J&H to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. In addition, during the years ended December 31, 2006 and 2005 and through January 2, 2008, there were no "reportable events" as such term is described in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years ended December 31, 2006 and 2005 and through January 2, 2008, neither the Company nor anyone acting on behalf of the Company consulted with M&K regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by M&K that was a factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues.

The Company requested J&H to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter, dated January 3, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 7, 2008, the Company issued a press release announcing the change with respect to its independent registered public accounting firm, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Jaspers + Hall, PC dated January 3, 2008.

99.1	Press Release of Commerce Planet, Inc. dated January 7, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2008	By: /s/ Tony Roth
Name: Tony Roth
Title: Chief Executive Officer